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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   _________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 14, 2000

                      Everest Reinsurance Holdings, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-14527                  22-3263609
------------------------------        ---------------        -------------------
 (State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation                  File Number)         Identification No.)


          477 Martinsville Road
              P.O. Box 830
        Liberty Corner, New Jersey                                07938
------------------------------------------               -----------------------
  (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: 908-604-3000

                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

     On March 14, 2000, the Registrant closed its offering of 8.5% Senior Notes due March 15, 2005 and 8.75% Senior Notes due March 15, 2010 (collectively, the "Notes"), pursuant to its Registration Statement (File No. 333-87363), including the Prospectus, as supplemented, filed with the Securities and Exchange Commission on March 10, 2000 pursuant to Rule 424(b). Executed copies of the underwriting agreement, each pricing agreement, the indenture and each supplemental indenture relating to the Notes are included as exhibits hereto and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit No.    Document Description
     ----------     --------------------

     1.1 Underwriting Agreement for Debt Securities, dated March 10, 2000, between Everest Reinsurance Holdings, Inc. and Goldman, Sachs & Co.

     1.2 Pricing Agreement relating to the 8.5% Senior Notes due March 15, 2005, dated March 14, 2000, between Goldman, Sachs & Co., as Representative of the several Underwriters, and Everest Reinsurance Holdings, Inc.

     1.3 Pricing Agreement relating to the 8.75% Senior Notes due March 15, 2010, dated March 14, 2000, between Goldman, Sachs & Co., as Representative of the several Underwriters, and Everest Reinsurance Holdings, Inc.

     4.1 Indenture, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

     4.2 First Supplemental Indenture relating to the 8.5% Senior Notes due March 15, 2005, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

     4.3 Second Supplemental Indenture relating to the 8.75% Senior Notes due March 15, 2010, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 14, 2000


                                          By:    /s/ Janet J. Burak
                                                 -------------------------
                                          Name:  Janet J. Burak
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                       3
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                                 EXHIBIT INDEX

Exhibit
Number      Description of Document
-------     --------------------------------------------------------------------
1.1         Underwriting Agreement for Debt Securities, dated March 10, 2000, between Everest Reinsurance Holdings, Inc. and Goldman, Sachs & Co.

1.2 Pricing Agreement relating to the 8.5% Senior Notes due March 15, 2005, dated March 14, 2000, between Goldman, Sachs & Co., as Representative of the several Underwriters, and Everest Reinsurance Holdings, Inc.

1.3 Pricing Agreement relating to the 8.75% Senior Notes due March 15, 2010, dated March 14, 2000, between Goldman, Sachs & Co., as Representative of the several Underwriters, and Everest Reinsurance Holdings, Inc.

4.1 Indenture, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

4.2 First Supplemental Indenture relating to the 8.5% Senior Notes due March 15, 2005, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

4.3 Second Supplemental Indenture relating to the 8.75% Senior Notes due March 15, 2010, dated March 14, 2000, between Everest Reinsurance Holdings, Inc. and The Chase Manhattan Bank, as Trustee.

                                       4